Fourth-quarter and Full-year 2022 Earnings Presentation February 6, 2023 Exhibit 99.1

Important Disclaimers Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements may also include statements about the Company’s goals, business strategy and plans; the Company’s financial strategy, liquidity and capital required for its business strategy and plans; the Company’s competition and government regulations; general economic conditions; and the Company’s future operating results. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that the Company anticipates.  Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements. Forward-looking statements are subject to risks and uncertainties (many of which are beyond our control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks, such as downturns in customers’ business cycles, disruptions in capital and credit markets, inflationary cost pressures and rising interest rates, the Company’s ability to adequately address downward pricing and other competitive pressures, the Company’s insurance or claims expense, driver shortages and increases in driver compensation or owner-operator contracted rates, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, supply chain disruptions and constraints generally, seasonality and the impact of weather and other catastrophic events, the Company’s ability to secure the services of third-party capacity providers on competitive terms, loss of key personnel, a failure of the Company’s information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely, data or other security breach, or cybersecurity incidents, the Company’s ability to execute and realize all of the expected benefits of its integration, business improvement and comprehensive restructuring plans, the Company’s ability to realize all of the intended benefits from acquisitions or investments, the Company’s ability to complete divestitures successfully, impact to the Company’s business and operations resulting from the COVID-19 or other pandemic, the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness and the Company’s ability to finance its capital requirements, restrictions in its existing and future debt agreements, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to the Company and its operations, and litigation and governmental proceedings. Additional risks or uncertainties that are not currently known to us, that we currently deem to be immaterial, or that could apply to any company could also materially adversely affect our business, financial condition, or future results. For additional information regarding known material factors that could cause our actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, particularly the section titled “Risk Factors”.  Non-GAAP Financial Measures This presentation includes non-GAAP financial measures for the Company and its reporting segments, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Operating Income, Adjusted Net Income (Loss), Adjusted EPS, Adjusted Operating Ratio, Free Cash Flow, and Net Debt.  Please note that the non-GAAP measures included herein are not a substitute for, or more meaningful than, net income (loss), EPS, cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from these non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. Also, other companies in Daseke’s industry may define these non‐GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non‐GAAP measures to compare the performance of those companies to Daseke’s performance. Because of these limitations, these non-GAAP measures should not be considered a measure of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Daseke’s management compensates for these limitations by relying primarily on Daseke’s GAAP results and using these non-GAAP measures supplementally. You can find the reconciliation of these non‐GAAP measures to the nearest comparable GAAP measures in the Appendix. In the non-GAAP measures discussed below, management refers to certain material items that management believes do not reflect the Company’s core operating performance, which management believes represents its performance in the ordinary, ongoing and customary course of its operations.  Management views the Company’s core operating performance as its operating results excluding the impact of items including, but not limited to, stock-based compensation, impairments, amortization of intangible assets, restructuring and business transformation costs, severance, and all income and expenses related to the Aveda Transportation and Energy Services (”Aveda”) business.  Management believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operating performance in the same manner that management evaluates its core operating performance.  Although we ceased generating revenues from our Aveda business and completed the wind-down of our Aveda operations in 2020, we continued to recognize certain income and expenses from our Aveda business in 2021 and 2022. Such income and expenses relate primarily to, but is not limited to, workers compensation claims and insurance proceeds. Previously, to provide investors with information about the Company excluding the impact of the Aveda business, the Company presented certain GAAP and non-GAAP measures appended with ex-Aveda, which represented the measure excluding the impact of the Aveda business.  However, beginning in the quarter ended March 31, 2022, the Company no longer provides ex-Aveda measures because the impact of the Aveda business is no longer material or meaningful to a discussion of the Company’s operating results or financial condition (e.g., the comparable period in the prior year is now after the completion of the wind-down of the Aveda business).  Instead, the income and expenses from our Aveda business will be considered as items that management believes do not reflect our core operating performance.  Such income and expenses can be identified in the non-GAAP reconciliations under the adjustment called “Aveda expenses, net” and “Aveda operating expenses, net”. We have not reconciled non‐GAAP forward-looking measures to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable efforts. In particular, we have not reconciled our expectations as to forward-looking Net Revenue and Adjusted EBITDA to net income due to the difficulty in making an accurate projection as to stock-based compensation expense. Stock-based compensation expense is affected by future hiring, turnover, and retention needs, as well as the future fair market value of our common stock and performance stock units.  In addition, many of our performance stock units are classified as liabilities which vest upon the achievement of specific performance-based conditions related to the Company’s financial performance over a three-year period, modified based on the Company’s Relative Total Shareholder Return, all of which is difficult to predict and require quarterly adjustments to their fair value performed by outside specialists.  The actual amount of the excluded stock-based compensation expense will have a significant impact on our GAAP net income; accordingly, a reconciliation of forward-looking Adjusted EBITDA to net income is not available without unreasonable efforts. Daseke defines:  Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest, (iii) income taxes, and (iv) other material items that management believes do not reflect our core operating performance. Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenue.  Adjusted Operating Income (Loss) as total revenue less Adjusted Operating Expenses.  Adjusted Operating Expenses as total operating expenses less: material items that management believes do not reflect our core operating performance. Adjusted Operating Ratio as Adjusted Operating Expenses, as a percentage of total revenue.  Adjusted Net Income (Loss) net income (loss) adjusted for material items that management believes do not reflect our core operating performance. Adjusted EPS as Adjusted Net Income (Loss) available to common stockholders divided by the weighted average number of shares of common stock outstanding during the period under the two-class method.   Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, plus proceeds from sale of property and equipment as such amounts are shown on the face of the Statements of Cash Flows.   Miles per tractor is total number of company and owner-operator miles driven in the period divided by the average number of company and owner operator tractors in the period. Net Revenue as revenue less fuel surcharges.  Rate per mile is the period’s revenue less fuel surcharge, brokerage and logistics revenues divided by total number of company and owner-operator miles driven in the period.  Revenue per Tractor is the period’s revenue less fuel surcharge, brokerage and logistics revenues divided by the average number of tractors in the period, including owner-operator tractors.  Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third-party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information.

# Daseke, Inc. at a Glance (Nasdaq: DSKE)

## Overview

- Premier North American **transportation solutions specialist** dedicated to **servicing challenging industrial end markets**
  - Category leader in **more than a dozen** specialized, fragmented markets
- **Blue-chip customers** provide resiliency across cycles
  - ***Stable:*** **Top 10** customers in FY22 represent ~**25%** of revenue with average **20+** year relationship
    - **~80-85%** revenue tied to contract-based rates, reducing exposure to spot market
  - ***Diversified:*** base of over **4,000** customers
- Track record of **strong cash generation** and **robust liquidity** position of **$264.3MM** at FYE22, including
  - **$153.4MM** cash and cash equivalents + **$110.9MM** revolving credit facility availability

## Key Statistics – FY22[1]

| $1.77B | $234.9MM | $135.8MM |
|---|---|---|
| Total Revenue | Adj. EBITDA | Free Cash Flow |

| | | | | |
|---|---|---|---|---|
| 2,707 Company-owned Tractors | + | 2,041 Owner-operator Tractors | = | 4,748 Total Tractors |
| 2,538 Company Drivers | + | 2,249 Owner-operators | = | 4,787 Total Drivers |

**FY22 Net Revenue by Segment**



Specialized Solutions 57%
Flatbed Solutions 43%

**FY22 Net Revenue: Asset-Right**



Company-owned 42%
Owner-operator 33%
Brokerage & Logistics 25%
Asset-light

1) Tractor and driver counts are monthly averages through FY22. Owner-operator includes lease/purchase.

Investor Presentation
February 2023
3

Positioned for Strong 2023 Following Record 2022 Delivered solid 13.9% revenue growth and third consecutive year of record Adjusted EBITDA in FY22 Completed transformational repurchase of ~30% of then-issued and outstanding common shares during 4Q22, generating significant, immediate common share accretion Commitment to accelerated deleveraging and enhancing balance sheet strength in FY23 Unique asset-right model addresses portfolio exclusively comprised of industrial end markets, many with noncorrelated fundamental drivers, providing resilience and growth in a dynamic environment Strong foundation to generate durable outperformance with the expectation of a near-term inflection in the economic cycle

Generating Immediate and Significant Accretion During the fourth quarter, Daseke repurchased approximately 30% of its then-issued and outstanding common shares 28.6% through a single $107.6MM transaction with the founder of Daseke at a price of $6.00 funded with $40MM of cash on hand, and issuance of Series B Perpetual Redeemable Preferred Stock with an aggregate initial $67.6MM liquidation preference Favorable Terms: Series B are redeemable (not convertible), at any time, at the Company’s sole option, for the original liquidation preference plus accrued and unpaid dividends, and have no covenants 1.4% through open market repurchases at a weighted average price of $6.05, funded with $4.9MM cash on hand 1) All net income, EPS, and common share count information is shown diluted. Pro forma share count gives effect to the Founder's Repurchase and all other common stock repurchases in the fourth quarter of 2022 as though they had occurred on January 1, 2022. Pro Forma Diluted Common Share Accretion Analysis1 (net income and share count in millions) 4Q22 FY22 GAAP Net income Net income $6.9 $50.2 Share Count 54.4 63.3 EPS $0.09 $0.70 Pro forma for the 4th Quarter Share Repurchases: Pro forma Share Count 47.3 53.1 Pro forma EPS $0.09 $0.83 Adjusted net income Adjusted net income $15.7 $86.7 Adjusted Share Count 60.1 68.9 Adjusted EPS $0.25 $1.24 Pro forma for the 4th Quarter Share Repurchases: Adjusted Share Count 53.0 53.1 Adjusted EPS $0.27 $1.52 Fourth-quarter Share Repurchase Summary

4th Quarter Consolidated Results Consolidated Financial Results ($ in millions) 4Q22 4Q21 % Change Total Revenue $408.2 $394.3 3.5% Net Revenue $350.5 $357.8 (2.0)% Adjusted Operating Ratio (OR) 93.5% 92.4% (1.1)% Adjusted EBITDA $49.6 $49.6 0.0% Cash flows from operating activities $30.3 $29.0 4.5% Free Cash Flow $34.5 $20.2 70.8% (comparisons to 4Q21) Total Revenue increased 3.5%, or $13.9MM $23.9MM of growth contributed by Specialized Solutions segment $13.9MM increase includes (i) organic demand strength in high-security cargo and agriculture end markets, partially offset by declines, primarily in steel end market and renewable energy vertical, (ii) contributions from tuck-in acquisition Rate-per-mile improvement was offset by reduction in miles per tractor Adjusted OR increased as revenue growth was outpaced by inflation, primarily in salaries and wages—including driver compensation—and employee benefits; operations and maintenance expense Remain highly focused on driving continued, consistent OR improvement through operational excellence and strategic execution Cash flows from operating activities and Free Cash Flow both improved over the prior-year period Revenue, Adjusted EBITDA, and Cash Flow Growth Consolidated Operational Results 4Q22 4Q21 % Change Miles per Tractor 18,495 20,247 (8.7)% Rate per mile $2.96 $2.89 2.4% Revenue per tractor ($ in thousands) $54.8 $58.5 (6.3)%

# Specialized Segment 4Q22 Summary Results

## 4Q22 Financial Summary

- Successfully deployed **asset-right** fleet optimization strategy, captured additional brokerage volumes, and drove revenue growth
- Revenue growth underpinned by strong demand in **high-security cargo, agriculture,** and **aerospace** end markets, which more than offset moderating demand in the construction end market and renewable energy vertical
- **Improved Adjusted OR** as revenue growth outpaced inflation in compensation—including driver compensation—and operations and maintenance expenses

| Specialized Segment Results ($ in millions) | 4Q22 | 4Q21 | % Change |
|---|---|---|---|
| Revenue | $242.9 | $219.0 | **10.9%** |
| Net Revenue | $213.1 | $201.0 | **6.0%** |
| Adjusted Operating Ratio (OR) | 91.8% | 92.9% | **1.1%** |
| Adjusted EBITDA | $32.4 | $27.2 | **19.1%** |
| Adjusted EBITDA Margin | 13.3% | 12.4% | **0.9%** |

## 4Q22 Operational Summary

- Focused commercial execution resulted in an **increase of 5.7% in average rate per mile**, and 2.0% more Company miles driven compared to 4Q21
- Compared to 4Q21, an increased number of shorter haul loads within high-security cargo, and a soft decline in miles per seated truck per day, due to an influx of tractors received near the end of the quarter, impacted productivity
- Productivity is expected to improve in 2023



Solid Freight Rate Capture
$66.2 K
$68.6 K
$74.5 K
$73.3 K
$63.7 K
$3.31
$3.36
$3.55
$3.62
$3.50
4Q21
1Q22
2Q22
3Q22
4Q22
Rate per Mile
Revenue per Tractor

Investor Presentation
February 2023

7

# Flatbed Segment 4Q22 Summary Results

## Flatbed Rate Analysis



Daseke's Historic Flatbed Rates
Rate per Mile
Revenue per Tractor
$50.9 K
$55.4 K
$57.0 K
$51.4 K
$45.6 K
$2.48
$2.58
$2.72
$2.59
$2.43
4Q21
1Q22
2Q22
3Q22
4Q22
Opportunistic Market Capture



Daseke Outperforms Market Rate per Mile[1]
45.0%
35.0%
25.0%
15.0%
5.0%
-5.0%
-15.0%
Q2 2021
Q3 2021
4Q21
1Q22
2Q22
3Q22
4Q22
Daseke Flatbed Segment
Flatbed Market

In each of the 7 trailing quarters, Daseke has **outperformed Flatbed market trends**

## 4Q22 Financial Summary

- Though **Daseke outperformed the flatbed market**, comparative period revenue decline was driven by a reduction in miles and a modest degradation in rate per mile
- Revenue declined, as strength in the **manufacturing, construction,** and **agriculture** end markets was more than offset by a decline in the steel end market
- Revenue decline plus inflation in operations and maintenance, and market-rate driver compensation resulted in lower margins

| **Flatbed Segment Results** ($ in millions, except rate) | **4Q22** | **4Q21** | **% Change** |
|---|---|---|---|
| Revenue | $165.3 | $175.3 | (5.7)% |
| Net Revenue | $137.4 | $156.8 | (12.4)% |
| Adjusted Operating Ratio | 95.9% | 91.8% | (4.1)% |
| Adjusted EBITDA | $17.2 | $22.4 | (23.2)% |
| Adjusted EBITDA Margin | 10.4% | 12.8% | (2.4)% |

1) Market data per FTR Flatbed: Total Truck Rate Index; variance calculated as each quarter 2021 compared to same quarter 2022, all quarters actual except 4Q22 FTR estimated rates

Investor Presentation
February 2023
8

Full-year 2022 Consolidated Results (comparisons to FY21) Total Revenue increased $216MM, or 13.9% Both segments contributed to growth. (i) High-security cargo end market revenue grew nearly 50% over 2021, with significant growth in agriculture, manufacturing, construction, and aerospace end markets, partially offset by declines in the renewable energy vertical, and (ii) contributions from a tuck-in acquisition Achieved increases of 10.5% in rate per mile, and 5.4% in revenue per tractor Adjusted OR increased modestly as revenue growth was outpaced by inflation in some expenses, primarily salaries, wages, and employee benefits; operations and maintenance expense Remain highly focused on driving continued and consistent OR improvement through operational excellence and strategic execution Third consecutive year of record Adjusted EBITDA $234.9MM FY22, 5.3% growth over $223.1MM Asset-light Asset-Right Fleet Optimization Maximizes Market Opportunities FY21 Net Revenue $1.4B FY22 Net Revenue $1.5B Asset-light Consolidated Results ($ in millions, except rate) FY22 FY21 % Change Total Revenue $1,773.3 $1,556.8 13.9% Net Revenue $1,535.2 $1,424.4 7.8% Adjusted Operating Ratio (OR) 91.6% 90.9% (0.7)% Adjusted EBITDA $234.9 $223.1 5.3% Miles per Tractor 80,272 84,246 (4.7)% Rate per mile $3.04 $2.75 10.5% Record Adjusted EBTIDA on Strong Industrial End Markets

# Specialized Segment FY22 Summary Results

## FY22 Financial Summary

- Segment contributed nearly **65%** of year-over-year total Company revenue growth
- Revenue grew as (i) strong end-market demand in **high-security cargo, agriculture, manufacturing** and **construction** more than offset demand degradation in the renewable energy vertical and (ii) contributions from a tuck-in acquisition
- **Adjusted EBITDA** increased by 11.5%, outpacing the Net revenue increase of 9.9%, though Adjusted EBITDA margin declined slightly, primarily due to operating expense inflation

| Specialized Segment Results ($ in millions) | FY22 | FY21 | % Change |
|---|---|---|---|
| Revenue | $1,004.3 | $866.8 | 15.9% |
| Net Revenue | $882.2 | $802.7 | 9.9% |
| Adjusted Operating Ratio (OR) | 90.8% | 91.1% | 0.3% |
| Adjusted EBITDA | $141.2 | $126.6 | 11.5% |
| Adjusted EBITDA Margin | 14.1% | 14.6% | (0.5)% |

## FY22 Operational Summary (comparisons to 4Q21)

- Focused commercial execution resulted in **increases of 12.1% in average rate per mile** and **8.4% in revenue per tractor**, offsetting a decline in miles of 3.4%
- Successfully **deployed all components of asset-right** fleet optimization strategy—company-owned, owner operator, brokerage, and logistics—to deliver strong segment revenue and Net revenue growth

### Asset-Right Fleet Optimization Maximizes Market Opportunities

**FY22 Net Revenue $882.2MM**


Company-owned 55%
Owner-operator 20%
Brokerage & Logistics 25%
45% Asset-light

**FY21 Net Revenue $802.7MM**


Company-owned 56%
Owner-operator 20%
Brokerage & Logistics 24%
44% Asset-light

Investor Presentation
February 2023

10

# Flatbed Segment FY22 Summary Results

## FY22 Financial Summary

| Flatbed Segment Results ($ in millions) | FY22 | FY21 | % Change |
|---|---|---|---|
| Revenue | $769.0 | $690.0 | 11.4% |
| Net Revenue | $653.0 | $621.7 | 5.0% |
| Adjusted Operating Ratio (OR) | 92.7% | 90.8% | (1.9)% |
| Adjusted EBITDA | $93.7 | $96.5 | (2.9)% |
| Adjusted EBITDA Margin | 12.2% | 14.0% | (1.8)% |

- Revenue strength in **construction, manufacturing**, and **agriculture** end markets outpaced steel end market declines
- Compared to the prior year, **rate per mile increased 7.5%** and miles declined 8.5%, resulting in **revenue per tractor growth of 1.2%**
- Margin declines, primarily due to inflationary cost pressures such as market-rate driver compensation, operations and maintenance, and insurance claims, more than offset revenue growth

## Asset-Right Fleet Optimization Maximizes Market Opportunities



FY22 Net Revenue $653.0MM
Company-owned 26%
Owner-operator 50%
Brokerage & Logistics 24%
74% Asset-light
FY21 Net Revenue $621.7MM
Company-owned 28%
Owner-operator 53%
Brokerage & Logistics 19%
72% Asset-light

✓ The segment was able to generate Net revenue growth as the cycle expanded, while dynamically pivoting across asset types and toward end markets that showed strength, partially mitigating the impact of rate pressures and lower productivity.

Investor Presentation
February 2023
11

Robust Free Cash Flow Generation & Liquidity Position Liquidity Analysis Liquidity of $264.3MM, 3.5% increase over 2021 Year-over-year liquidity improvement was achieved during a year when $44.9MM of cash on hand funded a portion of the 4th quarter share repurchases, and an additional $19.1MM funded a tuck-in acquisition in Specialized Solutions segment Without these uses of cash, liquidity as of year-end 2022 could have been in excess of $325MM $255.3 $264.3 $(42.1) $40.9 FY22 Free Cash Flow Build ($ in millions) Significant, cross-cycle cash flow generation Net cash provided by operating activities reflects strong cash generation of Daseke’s operations Purchases of property & equipment were nearly self-funding via proceeds from property & equipment in each of the last two years Free cash flow supports debt reduction goals

Focus on Gross Leverage Reduction Daseke will direct Free Cash Flow to reduce Leverage Long-term Gross Leverage1 target range of 1.5x to 2.0x, for ongoing operations For investments in accretive, tuck-in acquisitions, leverage may intermittently exceed the long-term operational target, provided line of sight to timely return to the target range This goal reflects a focus on gross leverage, shifting from net leverage Proactively evaluating options to expedite progress toward gross leverage goal FY22 leverage increased modestly year-over-year Increases in equipment and real estate term loans, partially offset by incremental cash balances, combined with increased Adjusted EBITDA resulted in modest leverage increase 1) Gross Leverage as calculated as Total Debt divided by trailing twelve month Adjusted EBITDA. Net Leverage is calculated as Net Debt (Gross Debt less cash and cash equivalents) divided by trailing twelve months Adjusted EBITDA. Balance Sheet Discussion Debt Summary ($ in millions) FY22 FY21 Term Loan Facility $393.0 $397.0 Equipment and real estate term loans $249.1 $169.0 Finance lease liabilities $25.0 $28.5 Total Debt $667.1 $594.5 - Cash and cash equivalents $153.4 $147.5 Net Debt $513.7 $447.0 Adjusted EBITDA $234.9 $223.1 Gross Leverage 2.8x 2.7x Net Leverage 2.2x 2.0x

Expect Flat to Low Single Digit Growth Over Record 2022 2023 Outlook Revenue Flat to low-single-digit growth as compared to 2022 Net Revenue Flat to low-single-digit growth as compared to 2022 Adjusted EBITDA Approximately equal to 2022 Net Capital Expenditures1 $145MM to $155MM (includes $20MM of 2022 roll-over capital) Cash Capital Expenditures Less Proceeds $40MM - $45MM 1) Net CAPEX defined as: Total capital expenditures less proceeds on sale of equipment 2023 Outlook Commentary Revenue, Net Revenue, and Adjusted EBITDA Assumptions: Improving demand for freight haul services, with an increase in miles driven Shift to more profitable company trucks Improving driver availability Industrial end markets served are expected to continue supporting cross-cycle strength Transformation initiatives highly focused on driving margin improvement through operational excellence and strategic execution Offset by: Ongoing rate environment challenges that began 2H22 Inflationary cost pressures, and transition expense associated with initial-stage of integrations Capital Assumptions: Continued investment in Company assets strategically positioning Daseke for growth Maintaining fleet age to support margin-enhancing growth To ensure rolling stock is available for peak season, vast majority of capital spend expected to occur in 1H23

In 2022, delivered solid 13.9% revenue growth and third consecutive year of record Adjusted EBITDA as a market-leading servicer to complex, industrial end markets. For 2023, expect flat to low single digit revenue growth and approximately equal Adjusted EBITDA compared to record 2022 levels, and a strong foundation to generate durable outperformance as the economic cycle is expected to inflect in the coming quarters Unique asset-right model addresses a portfolio of industrial end markets, many with non-correlated fundamental drivers, providing resilience and growth in a dynamic environment Year-defining repurchase of ~30% of then-issued and outstanding stock. Transactions were immediately accretive to common shareholders, and increased ownership of earnings growth Commitment to accelerated deleveraging and balance sheet strength, driving operational improvement with transformation initiatives including integration and data analytics

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Contact Information Investor Relations Adrianne D. Griffin Vice President, Investor Relations and Treasurer (469) 626-6980 investors@daseke.com www.Daseke.com